UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2006

VIRAGEN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-17827	11-2788282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 SW 78th Avenue, Suite 100, Plantation, Florida	33324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 233-8377

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 17, 2006, Viragen International, Inc. was notified that the Swedish Medical Products Agency approved Multiferon® (multi-subtype, natural human alpha interferon) for the first-line adjuvant treatment of high-risk (Stages IIb-III) malignant melanoma following dacarbazine (DTIC) after surgical removal of tumors.

On February 21, 2006, we issued a press release announcing receipt of this approval. The full text of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

99.1	Press release dated February 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAGEN INTERNATIONAL, INC.

Date: February 23, 2006	By:	/s/ Dennis W. Healey
Dennis W. Healey
Executive Vice President and
Principal Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated February 21, 2006